UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) – November 8, 2013

IEC ELECTRONICS CORP.

(Exact Name of Registrant as Specified in its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

0-6508	13-3458955
(Commission File Number)	(IRS Employer Identification No.)

105 Norton Street, Newark, New York 14513

(Address of principal executive offices)(Zip code )

(315) 331-7742

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1	Registrant’s Business and Operations

Item 1.01	Entry into a Material Definitive Agreement

On November 8, 2013, IEC Electronics Corp. (the “Company”) and Manufacturers and Traders Trust Company (“M&T”) entered into a Third Amendment to Fourth Amended and Restated Credit Facility Agreement (the “Third Amendment”), which amended the Fourth Amended and Restated Credit Facility Agreement between M&T and the Company (a copy of which was filed as Exhibit 10.1 to the Company’s Current Report on Form 8-K filed January 25, 2013), as previously amended by the First Amendment to Fourth Amended and Restated Credit Facility Agreement (a copy of which was filed as Exhibit 10.1 to the Company’s Current Report on Form 8-K filed on May 20, 2013) and the Second Amendment to Fourth Amended and Restated Credit Facility Agreement (a copy of which was filed as Exhibit 10.1 to the Company’s Current Report on Form 8-K filed on August 8, 2013) (collectively, the “2013 Credit Agreement”).

Pursuant to the Third Amendment, M&T agreed to advance a term loan to the Company in the original principal amount of $1,300,000 to reimburse the Company’s cost of purchasing the Celmet Building at 1365 Emerson Street in Rochester, New York (the “Celmet Building Term Loan”), and the parties made corresponding revisions to provisions of the 2013 Credit Agreement to reflect the inclusion of the Celmet Building Term Loan as a term loan under that agreement.

The Celmet Building Term Loan is evidenced by a term loan note providing for repayment in 59 monthly principal installments of $10,833 each, with a lump sum payment of all remaining principal due at maturity on November 7, 2018. The Celmet Building Term Loan bears interest at a fixed rate of 4.72% per annum, and all accrued interest is due with each monthly payment and at maturity. It is secured by a lien on the assets of the Company to the extent set forth in the 2013 Credit Agreement (as amended by the Third Amendment) and the security documents entered into thereunder.

Except as modified by the Third Amendment, the 2013 Credit Agreement remains unchanged and no changes are made to the terms of Term Loan A in the Third Amendment. The foregoing description of the Third Amendment is only a summary of its terms, and the description is qualified in its entirety by the text of the Third Amendment itself, a copy of which is being filed with this Current Report on Form 8-K as Exhibit 10.1 and is incorporated herein by reference.

Section 2	Financial Information

Item 2.02	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

On November 8, 2013 the Company and M&T entered into the Third Amendment containing the terms discussed in Item 1.01 above, which discussion is incorporated herein by reference.

Section 9	Financial Statements and Exhibits

Item 9.01	Financial Statements and Exhibits

(d) Exhibits

Exhibit 10.1	Third Amendment to Fourth Amended and Restated Credit Facility Agreement

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IEC Electronics Corp.
(Registrant)

Date: November 15, 2013	By:	/s/ Vincent A. Leo
Vincent A. Leo
Chief Financial Officer

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EXHIBIT INDEX

Exhibit No.	Description

Exhibit 10.1	Third Amendment to Fourth Amended and Restated Credit Facility Agreement

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